LORD ABBETT                                      FUNDAMENTAL
                                             VALUE FUND
                   SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED DECEMBER 31, 1995


                                PHOTO - COMPASS

                                A portfolio designed to help you
                                grow your capital and income

FUND FACTS

SOME ADVANTAGES OF LORD ABBETT FUNDAMENTAL VALUE FUND:

 . Flexibility The Fund seeks to invest in undervalued stocks of large and midsized companies. This policy allows management to look at opportunities for value in a very large universe.

 . Maneuverability The Fund's portfolio manager can quickly implement investment decisions because of the Fund's size and investment flexibility.

 . Professional Management Thorough, value-driven research is the basis for portfolio selections. There are currently 59 issues in the Fund's portfolio.

                                                          Report to Shareholders
                                      For the Six Months Ended December 31, 1995


[PHOTO - Ronald P. Lynch]

RONALD P. LYNCH
Chairman


[PHOTO - Robert S. Dow]

ROBERT S. DOW
President


January 31, 1996

Lord Abbett Fundamental Value Fund completed the first half of its fiscal year on December 31, 1995 with a net asset value of $14.11 per share, versus $12.85 per share six months ago (the latter figure has been adjusted for capital gains distributions totaling $.75 per share paid during the period). Dividends of $.21 per share were paid over the period. The Fund's total return (the percent change in net asset value assuming the reinvestment of all distributions) was 11.2% for the six months.

The Fund's Board of Directors recently declared a dividend of $.12 per share, which was paid on December 29, 1995 to shareholders of record on December 28, 1995.

The stock market benefited from a favorable economic environment in 1995. The economy grew at a modest, annual rate of 2 1/2%, while inflation (as measured by the Consumer Price Index) averaged just under 3%. The combination of these factors enabled the Federal Reserve Bank to reverse course and begin gradually lowering the Federal Funds Rate in three, one-quarter point increments. The yield on the 30-year Treasury bond (which began the year near 8%) was close to 6% by year-end.

We expect Gross Domestic Product in 1996 will grow at an annual rate of about 2%, with inflation remaining just below 3%. We believe this environment will enable the Federal Reserve to lower the Federal Funds Rate from the current
5 1/4% level toward 4 1/2% by mid-year. In this "soft landing" scenario, we think 1996's corporate earnings will be modestly below 1995's record levels. Still, moderate growth and contained inflation, combined with a lower interest-rate environment, should bode well for the stock market, overall; although, corrections along the way are likely.

Given the slow economic growth in 1995, we increased our holdings in less cyclical, consumer non-durable goods (such as drug and consumer paper companies). In anticipation of lower interest rates, and given a very favorable inflation environment, we had a significant overweighting in financial companies. Another area where we had major holdings was aerospace, which has enjoyed strong appreciation. We were underweighted in technology stocks and regional telephone issues, which generally did not meet our value criteria.

As we head into 1996, we continue to look for undervalued companies that offer the potential for strong dividend growth. We believe financial companies remain attractive, and that selected consumer cyclical stocks may offer interesting long-term prospects once the economy starts to rebound. In the near term, however, we expect earnings gains generally will be disappointing, and that the main influence


                       "... we continue to look for undervalued com-panies that offer the potential for strong dividend growth."



on the portfolio's performance will come from individual stock selection. We are confident that our disciplined, value approach to investing will prove rewarding to our investors over the long term.

We are pleased to announce that the Fund's Board of Directors elected Robert S. Dow as President of the Fund. Mr. Dow, who has been a partner of Lord, Abbett & Co. for nine years, is the Firm's Chief Investment Officer.

We look forward to helping you attain your financial objectives in 1996 and beyond.

Investing in the
Lord Abbett
FAMILY OF FUNDS

------------------------------------------------------------------------------------------------------------------------
GROWTH
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  INCOME
------------------------------------------------------------------------------------------------------------------------
GROWTH          GROWTH &           BALANCED             INCOME                     TAX-FREE             MONEY
FUNDS           INCOME FUNDS       FUND                 FUNDS                      INCOME FUNDS         MARKEY FUND

Developing      Affiliated Fund    Investment           U.S. Government            . National           U.S. Government
Growth Fund                        Trust--              Securities Fund*           . California         Securities
                Fundamental        Balanced Series                                 . Connecticut        Money Market
Value           Value Fund                              Bond-Debenture             . Florida            Fund*+
Appreciation                                            Fund                       . Georgia
Fund                                                                               . Hawaii
                                                        Global Fund--              . Michigan
Global Fund--                                           Income Series              . Minnesota
Equity Series                                                                      . Missouri
                                                        Investment                 . New Jersey
                                                        Trust--Limited             . New York
                                                        Duration U.S.              . Pennsylvania
                                                        Government                 . Texas
                                                        Securities                 . Washington
                                                        Series*

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Fundamental Value Fund.

For more complete information about a Lord Abbett fund, including charges and expenses, call your financial adviser or Lord, Abbett & Co. at 800-874-3733 for a prospectus. Read it carefully before investing.

WHEN YOU INVEST IN A FAMILY OF FUNDS, YOU BENEFIT FROM:

DIVERSIFICATION. You and your financial adviser can diversify your investments between equity and income funds.

FLEXIBILITY. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 25 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.

STATEMENT OF NET ASSETS December 31, 1995

                                                                                              NUMBER OF                 MARKET VALUE
                                             SECURITY                                            SHARES                    (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN COMMON STOCKS 93.41%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace                    Boeing Co.--World's leading commercial aircraft
4.36%                        manufacturer                                                     12,000                    $  940,500

                             Lockheed Martin Corp.--Leading producer of military
                             aircraft and space systems technology                             5,000                       395,000

                             Rockwell International Corp.--Leading producer of space
                             systems and electrical and electronic products including
                             defense, telecommunications and factory automation
                             systems                                                          10,000                       528,750

                             Total                                                                                       1,864,250
                                                                                                                        ----------
Agricultural Equipment/
Supplies
1.04%                        Pioneer Hi-Bred International, Inc.--Leading U.S.
                             supplier of hybrid seed                                           8,000                       445,000
                                                                                                                        ----------
Airlines
1.70%                        British Airways plc ADR--One of the world's
                             largest international airlines                                   10,000                       727,500
                                                                                                                        ----------
Apparel
1.48%                        VF Corp.--Leading producer of blue jeans
                             and other apparel                                                12,000                       633,000
                                                                                                                        ----------
Auto Parts                   Genuine Parts Company--National
3.08%                        distributor of automotive replacement parts                      10,000                       410,000

                             Snap-On, Inc.--Manufactures and distributes hand
                             tools and diagnostic equipment for the automotive
                             industry                                                         20,000                       905,000

                             Total                                                                                       1,315,000
                                                                                                                        ----------
Automobiles
1.02%                        Ford Motor Co.--World's second largest producer of
                             cars and trucks                                                  15,000                       435,000
                                                                                                                        ----------
Banks: Money Center
2.06%                        Chemical Banking Corp.--Major money-center bank
                             holding company                                                  15,000                       881,250
                                                                                                                        ----------
Banks: Regional              Bank of Boston Corp.--Leading New England regional bank          15,000                       693,750
4.77%
                             Comerica Inc.--Midwestern regional bank holding company          20,000                       802,500

                             KeyCorp--Multi-regional bank holding company serving
                             the Northwest U.S.                                               15,000                       543,750

                             Total                                                                                       2,040,000
                                                                                                                        ----------
Building Materials           Masco Corp.--Manufactures home furnishings, kitchen and
 .37%                         bathroom products and other building and home
                             improvement products                                              5,000                       156,875
                                                                                                                        ----------
Chemicals
1.64%                        Hanna, M.A. Co.--Leading producer and
                             distributor of plastic compounds, resins and additives           25,000                       700,000
                                                                                                                        ----------
Containers
1.93%                        Sonoco Products Co.--A leading U.S.
                             producer of specialty paper and plastic
                             packaging components                                             31,500                       826,875
                                                                                                                        ----------
Data Processing Equipment    Hewlett-Packard Co.--Leading manufacturer of computer
1.57%                        products including printers, servers, workstations
                             and PCs                                                           8,000                       670,000
                                                                                                                        ----------
Data Processing Services     General Motors Corp. (Electronic Data
3.72%                        Systems) Class E--Leading computer services company              15,000                       780,000

                             H & R Block Inc.--Leader in preparation of income tax
                             returns and on-line computer systems (CompuServe)                20,000                       810,000

                             Total                                                                                       1,590,000
                                                                                                                        ----------
Drugs/Health Care            Baxter International Inc.--World's leading distributor
Products                     and major manufacturer of hospital supplies and
8.17%                        related medical equipment                                        12,000                       502,500

                             Mallinckrodt Group Inc.--Producer of medical products,
                             specialty chemicals and veterinary supplies                      30,000                     1,091,250

STATEMENT OF NET ASSETS December 31, 1995

                                                                                           NUMBER OF                    MARKET VALUE
                          SECURITY                                                            SHARES                       (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------------
                          Merck & Co., Inc.--Nation's largest ethical drug
                          manufacturer                                                        10,000                    $   657,500

                          SmithKline Beecham plc ADR--United Kingdom-based health
                          care company providing prescription and over-the-counter
                          drugs and clinical laboratory services                              22,400                      1,243,200

                          Total                                                                                           3,494,450
                                                                                                                        -----------
Electric Power            Carolina Power & Light Co.--Electric utility company
5.95%                     serving North and South Carolina                                    25,000                        862,500

                          CINergy Corp.--Supplier of electricity and natural gas
                          in southwestern Ohio and adjacent Kentucky and Indiana
                          territories                                                         30,000                        918,750

                          Ipalco Enterprises Inc.--Major midwestern electric
                          utility holding company                                             20,000                        762,500

                          Total                                                                                           2,543,750
                                                                                                                        -----------
Electrical Equipment
2.30%                     Emerson Electric Co.--Diversified
                          manufacturer of consumer and industrial
                          electrical components                                               12,000                        981,000
                                                                                                                        -----------
Electronics:
Communications
1.92%                     Harris Corp.--Manufacturer of advanced
                          electronic systems and communications
                          equipment                                                           15,000                        819,375
                                                                                                                        -----------
Electronics: Components
1.80%                     AMP Inc.--World's leading producer of
                          electronic connection devices                                        20,000                       767,500
                                                                                                                        -----------
Electronics: Equipment    Perkin-Elmer Corp.--Leading manufacturer
1.81%                     of analytical instruments and life
                          science systems                                                       8,000                       302,000

                          Raytheon Company--A leading factor in
                          air-defense missiles and military
                          electronic products                                                  10,000                       472,500

                          Total                                                                                             774,500
                                                                                                                        -----------
Financial: Miscellaneous
 .77%                      American Express Co.--Operates largest travel and
                          entertainment charge card business                                    8,000                       331,000
                                                                                                                        -----------
Food                      Conagra Inc.--Major producer of agricultural and consumer
8.96%                     products                                                             25,000                     1,031,250

                          Dean Foods Co.--Major producer of dairy foods, canned and
                          frozen vegetables                                                     6,500                       178,750

                          Hershey Foods Corp.--Major U.S. maker of chocolate and
                          confectionary products                                               15,000                       975,000

                          Sara Lee Corp.--A diversified maker of branded food
                          products, apparel and household consumer products                    20,000                       637,500

                          Supervalu Inc.--Second largest U.S. food  wholesaler                 32,000                     1,008,000

                          Total                                                                                           3,830,500
                                                                                                                        -----------
Insurance                 Chubb Corp.--Broad-based property and
6.00%                     casualty insurance organization                                      10,000                       967,500

                          Cincinnati Financial--Midwest-based specialty insurer                 6,000                       391,500

                          Lincoln National Corp.--Holding company with operations
                          in insurance, reinsurance and investment-related services            10,000                       537,500

                          St. Paul Companies Inc.--Large property-casualty
                          insurance company                                                    12,000                       667,500

                          Total                                                                                           2,564,000
                                                                                                                        -----------

Machinery: Diversified
1.17%                     Goulds Pumps, Inc.--Largest U.S. producer of industrial
                          and residential pump systems                                         20,000                       500,000
                                                                                                                        -----------
Miscellaneous             Jostens Inc.--Produces class rings, yearbooks and
4.27%                     recognition products for schools and businesses                      20,000                       485,000

                          Minnesota Mining & Mfg. Co.--Diversified global
                          manufacturer of value-added industrial, consumer and
                          medical products                                                      8,000                       530,000

                          National Service Industries, Inc.--Diversified manufacturer of lighting equipment, rental uniforms and specialty
                          chemicals                                                            25,000                       809,375

                          Total                                                                                           1,824,375
                                                                                                                        -----------
Oil: Domestic             Amoco Corporation--Major integrated petroleum and natural
                          gas company with sizable interests in chemicals                       7,000                       503,125
                                                                                                                        -----------

Oil: International        Chevron Corp.--Worldwide petroleum company with important
2.64%                     interests in chemicals and minerals                                  10,000                       525,000

                          Exxon Corp.--World's largest integrated oil company                   4,000                       320,500

                          Royal Dutch Petroleum Co.--Major international oil company            2,000                       282,250

                          Total                                                                                           1,127,750
                                                                                                                        -----------

Paper and Forest Products James River Corp.--Producer of paper-based consumer
5.47%                     products packaging and communication papers                          35,000                       844,375

                          Kimberly Clark Corp.--Major producer of consumer and
                          personal care products (recently purchased Scott Paper)               8,000                       662,000

                          Westvaco Corporation--Major producer of paper and
                          paperboard products                                                  30,000                       832,500

                          Total                                                                                           2,338,875
                                                                                                                        -----------

STATEMENT OF NET ASSETS December 31, 1995

                                                                                           NUMBER OF
                                                                                           OF SHARES
                                                                                        OR PRINCIPAL                   MARKET PLACE
                             SECURITY                                                         AMOUNT                      (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------------
Printing and Publishing
1.11%                        Donnelley, R.R. & Sons Co.--Largest  commercial
                             printer in the U.S.                                              12,000                   $   472,500
                                                                                                                       -----------
Retail                       Nordstrom Inc.--Major operator of specialty, upscale
3.70%                        department stores                                                15,000                       607,500
                             Sears, Roebuck & Co.--Major U.S. retailer                        25,000                       975,000
                             Total                                                                                       1,582,500
                                                                                                                       -----------
Savings and Loan
1.84%                        Standard Federal Bancorporation
                             Inc.--Regional savings and loan company                          20,000                       787,500
                                                                                                                       -----------
Tire and Rubber Goods        Cooper Tire & Rubber Co.--Major manufacturer of
1.44%                        replacement tires and inner tubes for cars,
                             trucks and buses                                                 25,000                       615,625
                                                                                                                       -----------
Waste Management             Browning Ferris Industries Inc.--A leading international
4.17%                        provider of solid waste disposal services                        30,000                       885,000

                             WMX Technologies Inc.--A leading international provider of
                             solid waste disposal and other environmental services            30,000                       896,250

                             Total                                                                                       1,781,250
                                                                                                                       -----------
                             Total Investments in Common Stocks                                                         39,924,325
                             (Cost $32,171,716)

OTHER ASSETS, LESS  LIABILITIES 6.59%
------------------------------------------------------------------------------------------------------------------------------------
Corporate                    Ford Motor Credit Co. 5.81% due 1/2/1996                        1,475M                      1,475,000
Obligations,                 General Electric Capital Corp. 5.91% due 1/3/1996               1,375M                      1,375,000
at Cost                      Prudential Funding Corp. 5.66% due 1/4/1996                       525M                        525,000

                             Total Corporate Obligations                                                                 3,375,000
                                                                                                                       -----------
Cash and Receivables, Net of Liabilities                                                                                  (559,029)

                             Total Other Assets, Less Liabilities                                                        2,815,971

Net Assets                   (equivalent to $14.11 a share on 3,028,836 shares of $.10 par
100.00%                      value capital stock outstanding; authorized, 150,000,000 shares)                          $42,740,296


                             See Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Six Months Ended December 31, 1995

    INVESTMENT INCOME
    --------------------------------------------------------------------------------------------------------------------------------
    INCOME                   Dividends                                                 $    528,309
                             Interest                                                        94,433
                             Total income                                                                              $   622,742

    EXPENSES                 Management fee (Note 5)                                        148,354
                             12b-1 distribution plan (Note 5)                                41,546
                             Shareholder servicing                                           30,000
                             Reports to shareholders                                         21,000
                             Legal and audit                                                 16,800
                             Other                                                           17,948
                             Total expenses                                                                                275,648
                             Net investment income                                                                         347,094

    NET REALIZED AND UNREALIZED GAIN ON INVESTMENT (NOTE 4)
    --------------------------------------------------------------------------------------------------------------------------------
    NET REALIZED GAIN FROM SECURITY TRANSACTION (excluding short-term securities)
                             Proceeds from sales                                         10,209,445
                             Cost of securities sold                                      8,605,730
                             Net realized gain                                            1,603,715

    NET UNREALIZED APPRECIATION OF INVESTMENTS
    --------------------------------------------------------------------------------------------------------------------------------
                             Beginning of period                                          5,439,276
                             End of period                                                7,752,609
                             Net unrealized appreciation                                  2,313,333
                             Net realized and unrealized gain on investments                                             3,917,048

    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $ 4,264,142
    --------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                Six Months
                                                                                                     Ended         Year Ended
                                                                                               December 31,           June 30,
     Increase (Decrease) in Net Assets                                                                1995               1995
     ------------------------------------------------------------------------------------------------------------------------
     OPERATIONS                              Net investment income                            $    347,094        $   625,160
                                             Net realized gain from securities transactions      1,603,715          2,762,332
                                             Net unrealized appreciation of investments          2,313,333          2,972,645
                                             Net increase in net assets resulting from
                                             operations                                          4,264,142          6,360,137

     UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN PRICE OF SHARES SOLD AND (REACQUIRED)
     (NOTE 1d)                                                                                      76,712             41,884

     DISTRIBUTIONS TO SHAREHODLERS FROM (NOTE 2)
                                             Net investment income                                (604,646)          (499,978)
                                             Net realized gain from security transactions       (2,132,817)        (2,715,942)
                                             Total distributions                                (2,737,463)        (3,215,920)

     CAPITAL SHARE TRANSACTIONS
                                             Net proceeds from sales of 288,272 and 630,907
                                             shares, respectively                                3,864,585          7,724,276
                                             Net asset value of 185,171 and 243,978 shares,
                                             respectively, issued to shareholders in
                                             reinvestment of net investment income and realized
                                             gain from security transactions                     2,461,456          2,855,092
                                             Total                                               6,326,041         10,579,368
                                             Cost of 225,820 and 697,373 shares reacquired,
                                             respectively                                       (3,027,313)        (8,490,607)
                                             Increase in net assets derived from
                                             capital share transactions (net increase of
                                             247,623 and 177,512 shares, respectively)           3,298,728          2,088,761

     INCREASE IN NET ASSETS                                                                      4,902,119          5,274,862

     NET ASSETS
     ------------------------------------------------------------------------------------------------------------------------
                                             Beginning of period                                37,838,177         32,563,315
                                             End of period (including undistributed net
                                             investment income of $250,941 and $871,975,
                                             respectively)                                     $42,740,296        $37,838,177
     ------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                       Six Months
                                                            Ended
                                                      December 31,                                         Year Ended June 30,
     PER SHARE OPERATING PERFORMANCE:                        1995        1995        1994        1993         1992       1991
     ------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, BEGINNING OF PERIOD              $    13.60   $   12.51   $   14.17   $   13.11   $    12.22    $ 12.64
            INCOME FROM INVESTMENT OPERATIONS
                    Net investment income                     .12         .23         .21         .20          .22        .26
                    Net realized and unrealized
                    gain on investments                      1.35        2.0825       .12        1.86         1.36        .12
                    Total from investment operations         1.47        2.3125       .33        2.06         1.58        .38
                                                       ----------   ----------- ---------   ---------   ----------    -------
            DISTRIBUTIONS
                    Dividends from net
                    investment income                        (.21)       (.19)       (.19)       (.22)        (.27)      (.24)
                    Distributions from net
                    realized gain                            (.75)      (1.0325)    (1.80)       (.78)        (.42)      (.56)

     NET ASSET VALUE, END OF PERIOD                    $    14.11   $   13.60   $   12.51   $   14.17   $    13.11    $ 12.22
                                                       ----------   ----------- ---------   ---------   ----------    -------
     TOTAL RETURN*                                          11.19%+     20.15%       2.64%      16.95%       13.46%      3.22%
                                                       ----------   ----------- ---------   ---------   ----------    -------
     RATIOS/SUPPLEMENTAL DATA:
     ------------------------------------------------------------------------------------------------------------------------
                    Net assets, end of period (000)    $   42,740   $  37,838   $  32,563   $  30,403   $   25,827    $24,200

            RATIOS TO AVERAGE NET ASSETS:
                    Expenses                                 0.69%+      1.38%       1.28%       1.60%        1.60%      1.86%
                    Net investment income                    0.87%+      1.84%       1.83%       1.61%        1.85%      2.30%
            PORTFOLIO TURNOVER RATE                         26.26%      51.35%      67.88%      82.48%       57.86%     47.07%
     ------------------------------------------------------------------------------------------------------------------------

     * Total return does not consider the effects of sales loads.
     + Not annualized.
       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with generally accepted accounting principles. (a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked price on such exchange. Securities traded in the over-the-counter market are valued at the mean between the last bid and asked price in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors; such procedures require the use of estimates. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no federal income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. (d) A portion of proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.
2. DISTRIBUTIONS Net realized gains from security transactions are expected to be declared and distributed to shareholders in July and December. At
December 31, 1995, the accumulated undistributed net realized gain for financial reporting purposes, which is substantially the same as for federal income tax purposes, aggregated $944,424. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles. These differences are primarily caused by differences in the timing of recognition of certain components of income, expense or capital gain. Where such differences are permanent in nature, they are reclassified in the Sources of Net Assets based upon their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value of the Fund. 3. CAPITAL PAID IN At December 31, 1995, capital paid in aggregated $33,792,322. 4. PURCHASES AND SALES OF SECURITIES Purchases and sales of investment securities (other than short-term investments) aggregated $10,894,445 and $9,723,411, respectively. Security gains and losses are computed on the identified cost basis. As of December 31, 1995, net unrealized appreciation for federal income tax purposes aggregated $7,752,609, of which $7,898,345 related to appreciated securities and $145,736 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at December 31, 1995 was substantially the same as the cost for financial reporting purposes. 5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Lord, Abbett & Co. received a management fee of $148,354 for which it supplied investment management, research, statistical and advisory services and paid officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 million. Lord, Abbett & Co. also received $5,699 representing payment of commissions on sales of capital stock of the Company after deducting $73,390 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord, Abbett & Co. The Company has a Rule 12b-1 Plan providing for (a) the payment of a service fee at the annual rate of .25% of the average daily net asset value of shares sold by dealers and (b) a one-time 1% distribution fee at the time of sale on shares sold at net asset value of $1 million or more.
6. DIRECTORS' REMUNERATION The Directors of the Company associated with Lord, Abbett & Co. and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees, including attendance fees for board and committee meetings, and outside Directors' retirement costs, are allocated among all funds in the Lord Abbett group based on net assets of each fund. The direct remuneration accrued during the period for outside Directors of the Company as a group was $320 (exclusive of expenses), a portion of which has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of December 31, 1995, the aggregate amount in Directors' accounts maintained under the plan was $82,752. Retirement costs accrued during the period amounted to $180.

This report to shareholders inaugurates a new procedure whereby a single copy of the report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

Copyright (C) 1996 by Lord Abbett Fundamental Value Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203
This publication, when not used for the general information of shareholders of Lord Abbett Fundamental Value Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objectives and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved.  Printed in the U.S.A.